Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)___
_______________________________________________________

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor
Wilmington, Delaware	19809
(Address of principal executive offices)	(Zip Code)

Patrick J.Crowley
U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-2505
(Name, address and telephone number of agent for service)

NORFOLK SOUTHERN CORPORATION
(Exact name of obligor as specified in its charter)

Virginia	52-1188014
(State or other jurisdiction of	(I. R. S. Employer
incorporation or organization)	Identification No.)

Three Commercial Place	23510-2191
Norfolk, Virginia
(Address of principal executive offices)	(Zip Code)

DEBT SECURITIES

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

	a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

	b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15		The Trustee is a Trustee under another Indenture under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indenture.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

Exhibit 1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

Exhibit 2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

Exhibit 3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

Exhibit 4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

Exhibit 7.	Report of Condition of the Trustee as of March 31, 2008, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 21st day of May, 2008.

U.S. BANK TRUST NATIONAL ASSOCIATION

By:	/s/ Patrick J. Crowley
Name:	Patrick J. Crowley
Title:	Vice President

Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition
As of March 31, 2008

($000’s)

3/31/2008
Assets
Cash and Balances Due From Depository Institutions	$490,864
Fixed Assets	78
Intangible Assets	76,159
Other Assets	40,312
Total Assets	$607,413

Liabilities

Other Liabilities	$25,340
Total Liabilities	$25,340

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	75,141
Total Equity Capital	$582,073

Total Liabilities and Equity Capital	$607,413

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:       /s/ Patrick J. Crowley
Name:   Patrick J. Crowley
Title:     Vice President